Exhibit 10.4

AMENDED AND RESTATED SUBORDINATION AGREEMENT

AMENDED AND RESTATED SUBORDINATION AGREEMENT (this “Agreement”), dated as of June 8, 2012, among MSDC ZEC Investments, LLC, a Delaware limited liability company (“MSDC”), Senator Sidecar Master Fund LP, a Cayman Islands exempted limited partnership (“Senator”) O-CAP Offshore Master Fund, L.P., a Cayman Islands exempted limited partnership (“O-Cap Offshore”), O-CAP Partners, L.P., a Delaware limited partnership (“O-Cap Partners”), Capital Ventures International, a Cayman Islands corporation (“Capital”), Talara Master Fund, LTD., a Cayman Islands partnership (“Talara”), Blackwell Partners, LLC, a Georgia limited liability company (“Blackwell”), Permal Talara LTD., a British Virgin Islands corporation (“Permal”), Winmill Investments LLC, a Delaware limited liability company (“Winmill” and, together with MSDC, Senator, O-Cap Offshore, O-Cap Partners, Capital, Talara, Blackwell and Permal and their respective successors and assigns, including, any future holder of Senior Debt (as defined below), collectively, the “Senior Creditors”), U.S. Bank National Association, in its capacity as collateral agent (together with its successors and assigns, the “Collateral Agent”) for itself and the Senior Creditors, Omega Energy, LLC, a Texas limited liability company (“Omega”), Blackstone Oil & Gas, LLC, a Texas limited liability company (“Blackstone”), Lara Energy, Inc., a Texas corporation (“Lara Energy”), Todd Alan Brooks, Gaston L. Kearby, John E. Hearn, Jr. (together with Omega, Blackstone, Lara Energy, Todd Alan Brooks and Gaston L. Kearby, collectively, the “Subordinated Creditors” and each, individually, a “Subordinated Creditor”), and ZaZa Energy Corporation, a Delaware corporation (the “Company”).

WHEREAS, pursuant to a Securities Purchase Agreement, dated as of February 21, 2012 (as amended and in effect from time to time, including any replacement agreement therefor, the “Securities Purchase Agreement”), among the Company and the Senior Creditors, the Senior Creditors have extended credit to the Company as evidenced by certain 8.00% Senior Secured Notes due February 21, 2017 in the aggregate principal amount of $100,000,000 issued by the Company to the Senior Creditors (together with any notes issued in exchange therefor or replacement thereof and as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Senior Notes”); and

WHEREAS, each Subordinated Creditor has extended credit to the Company pursuant to certain promissory notes, dated February 21, 2012, issued by the Company in favor of such Subordinated Creditor (as amended with the consent of the Senior Creditors as provided herein and in effect from time to time, collectively, the “Subordinated Agreements” and each, individually, a “Subordinated Agreement”); and

WHEREAS, in connection with the Securities Purchase Agreement the Senior Creditors, the Collateral Agent, the Subordinated Creditors and the Company entered into a Subordination Agreement dated as of February 21, 2012 (the “Existing Subordination Agreement”), pursuant to which the Subordinated Creditors, among other things, agreed to subordinate the Subordinated Debt (and any and all of their rights under the Subordinated Documents) to the Senior Debt until the full and final payment in cash of the Senior Debt;

WHEREAS, on the date hereof the Securities Purchase Agreement is being amended pursuant to a Waiver and Amendment No. 1 to Securities Purchase Agreement among the Company and the Required Noteholders (the “First Amendment”);

WHEREAS, it is a condition precedent of the Senior Creditors’ agreement to enter into the First Amendment that the Subordinated Creditors agree to amend and restate the Existing Subordination Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing, the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree to amend and restate the Existing Subordination Agreement to read as follows:

1.                                      Definitions.  Terms not otherwise defined herein have the same respective meanings given to them in the Securities Purchase Agreement.  In addition, the following terms shall have the following meanings:

“Hess Settlement Condition” shall mean the settlement by the Company of its dispute with Hess Corporation and certain of its Affiliates in accordance with the terms of the Hess Heads of Agreement (as defined in the First Amendment) pursuant to documentation in form and substance reasonably satisfactory to the Required Holders, and the receipt by the holders of the Senior Notes of (a) prepayment of the Senior Notes in an aggregate principal amount equal to $33,000,000 and (b) a prepayment fee in the aggregate amount of $3,500,000, all as contemplated by the First Amendment.

“Senior Debt” shall mean all principal, interest, fees, costs, enforcement expenses (including legal fees and disbursements), collateral protection expenses and other reimbursement or indemnity obligations created or evidenced by the Securities Purchase Agreement, the Senior Notes or any of the other Transaction Documents or any prior, concurrent, or subsequent notes, instruments or agreements of indebtedness, liabilities or obligations of any type or form whatsoever relating thereto in favor of the Collateral Agent or any of the Senior Creditors (including without limitation, the Collateral Agent’s and the Senior Creditors’ respective successors, assigns and participants).  Without limiting any term contained in the immediately preceding sentence, Senior Debt shall expressly include any and all interest accruing or out of pocket costs or expenses incurred after the date of any filing by or against any Credit Party of any petition under any Bankruptcy Law regardless of whether the Collateral Agent’s or any Senior Creditor’s claim therefor is allowed or allowable in the case or proceeding relating thereto.

“Subordinated Debt” shall mean all principal, interest, fees, costs, enforcement expenses (including legal fees and disbursements), collateral protection expenses and other reimbursement and indemnity obligations of the Company to each Subordinated Creditor created or evidenced by the applicable Subordinated Agreement or any prior, concurrent or subsequent guaranty, notes, instruments or agreements of indebtedness, liabilities or obligations of any type or form whatsoever relating thereto executed and delivered by the Company in favor of such Subordinated Creditor.

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“Subordinated Documents” shall mean collectively, the Subordinated Agreements and any and all other guaranties and security interests, mortgages and other liens directly or indirectly guarantying or securing any of the Subordinated Debt, and any and all other documents or instruments evidencing or further guarantying or securing directly or indirectly any of the Subordinated Debt, whether now existing or hereafter created, copies of which Subordinated Documents are attached hereto as Exhibit A.

2.                                      General.  Each Subordinating Creditor hereby reaffirms the subordination of the Subordinated Debt to the Senior Debt and agrees and confirms that such subordination shall extend to, all of the Senior Debt.  In furtherance of the foregoing (and for the avoidance of doubt), the Subordinated Debt and any and all Subordinated Documents shall be and hereby are subordinated and the Company is not permitted to pay, and no Subordinated Creditor is permitted to receive, any payment on its Subordinated Debt until the full and final payment in cash of the Senior Debt, whether now or hereafter incurred or owed by the Company; provided, however, that interest may accrue (including at the default rate) on the Subordinated Debt in the form of payment in kind notes, or by the capitalization of interest as principal on the Subordinated Debt.  Notwithstanding the immediately preceding sentence, the Company shall be permitted to pay, and each Subordinated Creditor shall be permitted to receive, (a) regularly scheduled monthly payments of interest on its Subordinated Debt, (b) at any time after the third anniversary of the Closing, prepayments of its Subordinated Debt made solely with the net proceeds from the sale of Equity Interests in the Company substantially contemporaneously with the receipt of such proceeds (but in any event not later than thirty (30) days after receipt of such proceeds) in an amount, when taken together with all other payments made on Seller Subordinated Debt (as defined in the Securities Purchase Agreement) from such net proceeds, not to exceed 20% of such net proceeds, and (c) payment in full of its Subordinated Debt solely with the proceeds of other Subordinated Debt (under and as defined in the Securities Purchase Agreement) contemporaneously incurred by the Company, in each case, under clauses (a), (b) or (c) so long as at the time of any such payment, or immediately after giving effect thereto, (x) no Default or Event of Default has occurred and is continuing and (y) the Hess Settlement Condition shall have been satisfied.

3.                                      Enforcement.  No Subordinated Creditor will take or omit to take any action or assert any claim with respect to its Subordinated Debt or otherwise which is inconsistent with the provisions of this Agreement.  Without limiting the foregoing, no Subordinated Creditor will assert, collect or enforce its Subordinated Debt or any part thereof or take any action to foreclose or realize upon its Subordinated Debt or any part thereof or enforce any of its Subordinated Documents except to the extent (but only to such extent) that the commencement of a legal action may be required to toll the running of any applicable statute of limitation.  Until the Senior Debt has been finally paid in full in cash, no Subordinated Creditor shall have any right of subrogation, reimbursement, restitution, contribution or indemnity whatsoever from any assets of the Company or any guarantor of or provider of collateral security for the Senior Debt.  Each Subordinated Creditor further waives any and all rights with respect to marshalling.

4.                                      Payments Held in Trust.  No Subordinated Creditor will hold in trust and immediately pay over to the Collateral Agent for the account of the Senior Creditors and the Collateral Agent in the same form of payment received, with appropriate endorsements, for application to the Senior Debt any cash amount that the Company pays to such Subordinated

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Creditor with respect to its Subordinated Debt, or as collateral for the Senior Debt any other assets of the Company that such Subordinated Creditor may receive with respect to its Subordinated Debt, except with respect to payments expressly permitted pursuant to Section 2.  The Senior Creditors are irrevocably authorized to supply any required endorsement or assignment which may have been omitted.

5.                                      Evidence of Subordination.  The Company and each Subordinated Creditor shall make appropriate notations in their books to show the subordinate character of all applicable Subordinated Debt which may now or hereafter be carried on open account.  Until the Senior Debt has been indefeasibly paid in full, the Company shall not issue any instrument, security or other writing evidencing any part of its Subordinated Debt except as described in this Section 5 or at the request of and in the manner requested by the Collateral Agent or any Senior Creditor; and no Subordinated Creditor shall subordinate any part of its Subordinated Debt except to or in favor of the Senior Creditors.

6.                                      Defense to Enforcement.  If any Subordinated Creditor, in contravention of the terms of this Agreement, shall commence, prosecute or participate in any suit, action or proceeding against the Company, then the Company may interpose as a defense or plea the making of this Agreement, and the Collateral Agent or any Senior Creditor may intervene and interpose such defense or plea in its name or in the name of the Company.  If any Subordinated Creditor, in contravention of the terms of this Agreement, shall attempt to collect any of its Subordinated Debt or enforce any of its Subordinated Documents, then the Collateral Agent or any Senior Creditor or the Company may, by virtue of this Agreement, restrain the enforcement thereof in the name of the Collateral Agent or such Senior Creditor or in the name of the Company.  If any Subordinated Creditor, in contravention of the terms of this Agreement, obtains any cash or other assets of the Company as a result of any administrative, legal or equitable actions, or otherwise, such Subordinated Creditor agrees forthwith to pay, deliver and assign to the Collateral Agent, for the account of the Senior Creditors and the Collateral Agent with appropriate endorsements, any such cash for application to the Senior Debt and any such other assets as collateral for the Senior Debt.

7.                                      Bankruptcy, Etc.

(a)                                 Until all Senior Debt shall have been indefeasibly paid in full in cash, no Subordinated Creditor will commence or join with any other creditor or creditors of the Company in commencing any bankruptcy, reorganization or insolvency proceedings against the Company.

(b)                                 At any meeting of creditors of the Company or in the event of any case or proceeding, voluntary or involuntary, for the distribution, division or application of all or part of the assets of the Company or the proceeds thereof, whether such case or proceeding be for the liquidation, dissolution or winding up of the Company or its businesses, a receivership, insolvency or bankruptcy case or proceeding, an assignment for the benefit of creditors or a proceeding by or against the Company for relief under any Bankruptcy Law or any other law relating to the relief of debtors, readjustment of indebtedness, reorganization, arrangement, composition or extension or marshalling of assets or otherwise, the Collateral Agent is hereby

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irrevocably authorized on behalf of each Subordinated Creditor at any such meeting or in any such proceeding:

(i)                                     to enforce claims comprising the Subordinated Debt either in its own name or in the name of such Subordinated Creditor, by proof of debt, proof of claim, suit or otherwise;

(ii)                                  to receive or collect any cash or other assets of the Company distributed, divided or applied by way of dividend or payment, or any securities issued on account of any Subordinated Debt, and apply such cash to or to hold such other assets or securities as collateral for the Senior Debt, and to apply to the Senior Debt any cash proceeds of any realization upon such other assets or securities that the Collateral Agent elects to effect, until all of the Senior Debt shall have been paid in full in cash, rendering to such Subordinated Creditor any surplus to which such Subordinated Creditor is then entitled;

(iii)                               to vote claims comprising the Subordinated Debt, to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension; and

(iv)                              to take generally any action in connection with any such meeting or proceeding which such Subordinated Creditor might otherwise take.

8.                                      Lien Subordination.

(a)                                 The Subordinated Debt shall be unsecured and the Company shall not grant any Liens to secure any of the Subordinated Debt.  To the extent any Lien is ever granted, the Senior Debt, the Securities Purchase Agreement and the other Transaction Documents and any and all other documents and instruments evidencing or creating the Senior Debt and all guaranties, mortgages, security agreements, pledges and other collateral guarantying or securing the Senior Debt or any part thereof shall be senior to the Subordinated Debt and the Subordinated Documents irrespective of the time of the execution, delivery or issuance of any thereof or the filing or recording for perfection of any thereof or the filing of any financing statement or continuation statement relating to any thereof.  Each Subordinated Creditor hereby agrees, upon request of the Collateral Agent or any Senior Creditor at any time and from time to time, to execute such other documents or instruments as may be requested by the Collateral Agent or such Senior Creditor further to evidence of public record or otherwise the senior priority of the Senior Debt as contemplated hereby.  Each Subordinated Creditor further agrees to maintain on its books and records such notations as the Senior Creditors may reasonably request to reflect the subordination contemplated hereby and to perfect or preserve the rights of the Collateral Agent and the Senior Creditors hereunder.

(b)                                 Without limiting any of the rights of the Collateral Agent or any Senior Creditor under the Securities Purchase Agreement, the other Transaction Documents, as applicable, or applicable law, in the event that the Senior Creditors or the Collateral Agent release or discharge any guaranties of the Senior Debt given by guarantors which have also guarantied any of the Subordinated Debt or any security interests in, or mortgages or liens upon, any collateral securing the Senior Debt and also securing any of the Subordinated Debt, such guarantors or (as the case may be) such collateral shall thereupon be deemed to have been released from all such guaranties or security interests, mortgages or liens in favor of the applicable Subordinated

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Creditor.  Each Subordinated Creditor agrees that, within ten (10) days following the Collateral Agent’s written request therefor, such Subordinated Creditor will execute, deliver and file any and all such termination statements, mortgage discharges, lien releases and other agreements and instruments as the Collateral Agent reasonably deems necessary or appropriate in order to give effect to the preceding sentence.  Each Subordinated Creditor hereby irrevocably appoints the Collateral Agent, and its successors and assigns, and their respective officers, with full power of substitution, the true and lawful attorney(s) of such Subordinated Creditor for the purpose of effecting any such executions, deliveries and filings if and to the extent that such Subordinated Creditor shall have failed to perform such obligations pursuant to the foregoing provisions of this Section 8(b) within such ten (10) day period.

9.                                      Collateral Agent’s and Senior Creditors’ Freedom of Dealing.  Each Subordinated Creditor agrees, with respect to the Senior Debt and any and all collateral therefor or guaranties thereof, that the Company, the Collateral Agent and the Senior Creditors, as applicable, may agree to increase the amount of the Senior Debt or otherwise modify, in any respect whatsoever, the terms of any of the Senior Debt, and the Senior Creditors may grant extensions of the time of payment or performance to and make compromises, including releases of collateral or guaranties, and settlements with the Company and all other Persons, in each case without the consent of such Subordinated Creditor or the Company and without affecting the agreements of such Subordinated Creditor or the Company contained in this Agreement; provided, however, that nothing contained in this Section 9 shall constitute a waiver of the right of the Company itself to agree or consent to a settlement or compromise of a claim which the Collateral Agent or any Senior Creditor may have against the Company.  To the extent any Senior Creditor sells or assigns any of its Senior Debt, each Subordinated Creditor agrees to execute and deliver any and all documents and/or agreements reasonably requested by such Senior Creditor to reflect the continued subordination by such Subordinated Creditor of its Subordinated Debt in favor of such purchaser or assignee of such Senior Debt.

10.                               Modification or Sale of the Subordinated Debt.  No Subordinated Creditor will, at any time while this Agreement is in effect, modify any of the terms of any of its Subordinated Debt or any of its Subordinated Documents; nor will such Subordinated Creditor sell, transfer, pledge, assign, hypothecate or otherwise dispose of any or all of its Subordinated Debt unless such Subordinated Creditor provides prior written notice of such event to the Senior Creditors and the person or entity acquiring such interest in such Subordinated Debt enters into a subordination agreement with the Collateral Agent and the Senior Creditors in the form of this Agreement along with any other documents and/or agreements reasonably requested by the Senior Creditors.  Any transfer in violation of this Agreement shall be void ab initio.

11.                               Company’s Obligations Absolute.  Nothing contained in this Agreement shall impair, as between the Company and any Subordinated Creditor, the obligation of the Company to pay to such Subordinated Creditor all amounts payable in respect of its Subordinated Debt as and when the same shall become due and payable in accordance with the terms thereof, or prevent such Subordinated Creditor (except as expressly otherwise provided in Section 3 or Section 6) from exercising all rights, powers and remedies otherwise permitted by its Subordinated Documents and by applicable law upon a default in the payment of its Subordinated Debt or under its Subordinated Documents, all, however, subject to the rights of the Collateral Agent and the Senior Creditors as set forth in this Agreement.

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12.                               Termination of Subordination.  This Agreement shall continue in full force and effect, and the obligations and agreements of each Subordinated Creditor and the Company hereunder shall continue to be fully operative, until all of the Senior Debt shall have been paid and satisfied in full in cash and such full payment and satisfaction shall be final and not avoidable.  To the extent that the Company or any guarantor of or provider of collateral for the Senior Debt makes any payment on the Senior Debt that is subsequently invalidated, declared to be fraudulent or preferential or set aside or is required to be repaid to a trustee, receiver or any other party under any bankruptcy, insolvency or reorganization act, state or federal law, common law or equitable cause (such payment being hereinafter referred to as a “Voided Payment”), then to the extent of such Voided Payment, that portion of the Senior Debt that had been previously satisfied by such Voided Payment shall be revived and continue in full force and effect as if such Voided Payment had never been made.  In the event that a Voided Payment is recovered from the Collateral Agent or any Senior Creditor, an Event of Default shall be deemed to have existed and to be continuing under the Securities Purchase Agreement from the date of the Collateral Agent’s or such Senior Creditor’s initial receipt of such Voided Payment until the full amount of such Voided Payment is restored to the Collateral Agent or such Senior Creditor.  During any continuance of any such Event of Default, this Agreement shall be in full force and effect with respect to all of the Subordinated Debt.  To the extent that any Subordinated Creditor has received any payments with respect to its Subordinated Debt subsequent to the date of the Collateral Agent’s or any Senior Creditor’s initial receipt of such Voided Payment and such payments have not been invalidated, declared to be fraudulent or preferential or set aside or are required to be repaid to a trustee, receiver, or any other party under any bankruptcy act, state or federal law, common law or equitable cause, such Subordinated Creditor shall be obligated and hereby agrees that any such payment so made or received shall be deemed to have been received in trust for the benefit of the Collateral Agent or such Senior Creditor, and such Subordinated Creditor hereby agrees to pay to the Collateral Agent, for the benefit of the Collateral Agent or (as the case may be) such Senior Creditor, upon demand, the full amount so received by such Subordinated Creditor during such period of time to the extent necessary fully to restore to the Collateral Agent or such Senior Creditor the amount of such Voided Payment.  Upon the payment and satisfaction in full in cash of all of the Senior Debt, which payment shall be final and not avoidable, this Agreement will automatically terminate without any additional action by any party hereto.

13.                               Specific Performance.  The Collateral Agent and the Senior Creditors are hereby authorized to demand specific performance of this Agreement, whether or not the Company shall have complied with the provisions hereof applicable to it, at any time when any Subordinated Creditor shall have failed to comply with any provision hereof.  Each Subordinated Creditor hereby irrevocably waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to the remedy of specific performance hereof in any action brought therefor by the Collateral Agent or any Senior Creditor.  Except as required hereunder or under any of the other Transaction Documents, each Subordinated Creditor further waives presentment, notice and protest in connection with all negotiable instruments evidencing Senior Debt to which it may be a party, notice of the acceptance of this Agreement by the Collateral Agent and the Senior Creditors, notice of any loan made, extension granted or other action taken in reliance hereon and all demands and notices of every kind in connection with this Agreement or the Senior Debt.

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14.                               Representations and Warranties.  Each Subordinated Creditor represents and warrants as follows:

(a)                                 Such Subordinated Creditor which is not an individual is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation and has all requisite corporate or limited liability company, as applicable, power and authority to enter into and perform this Agreement.

(b)                                 The execution, delivery and performance by such Subordinated Creditor of this Agreement and the transactions contemplated hereby (i) have been duly authorized by all necessary corporate or limited liability company, as applicable, action (except in the case of individual Subordinated Creditors), and (ii) do not (A) contravene such Subordinated Creditor’s constituent documents, if applicable, (B) violate any requirement of law to which such Subordinated Creditor is subject, or (C) conflict with or result in the breach of, or constitute a default under, any contractual obligation binding on such Subordinated Creditor.

(c)                                  No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery, recordation, filing or performance by such Subordinated Creditor of this Agreement.

(d)                                 This Agreement has been duly executed and delivered by such Subordinated Creditor.  This Agreement is the legal, valid and binding obligation of such Subordinated Creditor, enforceable against such Subordinated Creditor in accordance with its terms.

15.                               Accuracy of Representations and Warranties.  If any representation or warranty contained herein shall prove to have been materially false when made or in the event of any breach by the Company or any Subordinated Creditor in the performance of any of the terms hereof, the Senior Creditors may, at their option, declare all Senior Debt to be due and payable, without presentment, demand, protest, or notice of any kind, notwithstanding any time or credit otherwise allowed.

16.                               Additional Documents.  The Company and each Subordinated Creditor shall execute and deliver to the Collateral Agent and the Senior Creditors such further instruments and shall take such further action as the Collateral Agent or the Senior Creditors may at any time or times request in order to carry out the provisions and intent of this Agreement.

17.                               Legends.  Any instrument or agreement evidencing the Subordinated Debt shall specifically provide by an appropriate legend conspicuously placed thereon that payment of any and all amounts thereunder has been subordinated to prior payment of Senior Debt in the manner and to the extent set forth in this Agreement.

18.                               Notices.  All notices and other communications which are required and may be given pursuant to the terms of this Agreement shall be in writing and shall be sufficient and effective in all respects if given in writing or telecopied, delivered or mailed by registered or certified mail, postage prepaid, as follows:

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(a)                                 if to a Senior Creditor, at the address set forth below such Senior Creditor’s name on Schedule 1; and

(b)                                 If to the Collateral Agent, at:

5555 San Felipe Street, Suite 1150

Houston, TX  77056

Attn: Mauri Cowen, Vice President

Tel: 713-235-9206

Fax: 713-235-9213

(c)                                  If to the Subordinated Creditors, at:

c/o ZaZa Energy Corporation

1301 McKinney Street, Suite 2850

Houston, TX  77010

Attn: Charles Campise

Tel:  713-595-1900

Fax: 713-595-1919

(d)                                 If to the Company, at:

1301 McKinney Street, Suite 2850

Houston, TX  77010

Attn: Charles Campise

Tel:  713-595-1900

Fax: 713-595-1919

or such other address or addresses as any party hereto shall have designated by written notice to the other parties hereto.  Notices shall be deemed given and effective upon the earlier to occur of (x) the third day following deposit thereof in the U.S. mail or (y) receipt by the party to whom such notice is directed.

19.                               Governing Law.  THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE INTERNAL LAW OF THE STATE OF NEW YORK, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD PERMIT THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

20.                               Waiver of Jury Trial.  EACH OF THE SUBORDINATED CREDITORS AND THE COMPANY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OTHER AGREEMENT, DOCUMENT OR INSTRUMENT DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR THE ACTIONS OF THE SENIOR CREDITORS OR THE COLLATERAL AGENT IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF OR THEREOF.

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21.                               Personal Jurisdiction.

(a)                                 Each of the Subordinated Creditors and the Company irrevocably submits to the non-exclusive jurisdiction of any New York state or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or any of the agreements, documents or instruments delivered in connection herewith or therewith.  To the fullest extent permitted by applicable law, each of the Subordinated Creditors and the Collateral Agent irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b)                                 Nothing in this Section 21 shall affect the right of the Collateral Agent or any Senior Creditor to serve process in any manner permitted by law, or limit any right that the Collateral Agent or any Senior Creditor may have to bring proceedings against any Subordinated Creditor or the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

22.                               Expenses.  Each of the Subordinated Creditors and the Company jointly and severally agree to pay upon demand to any of the Senior Creditors or the Collateral Agent the amount of any and all out-of-pocket expenses, including the reasonable fees and expenses of their counsel and of any experts or agents, which any Senior Creditor or the Collateral Agent may incur in connection with the exercise or enforcement of any of the rights of any Senior Creditor or the Collateral Agent hereunder.

23.                               Miscellaneous.  This Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page to this Agreement by telecopier or pdf shall be effective as delivery of a manually executed counterpart of this Agreement.  In proving this Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by the party against which enforcement is sought.  The Collateral Agent and the Senior Creditors may, in their sole and absolute discretion, waive any provisions of this Agreement benefiting the Collateral Agent or the Senior Creditors; provided, however, that such waiver shall be effective only if in writing and signed by the Collateral Agent and the Senior Creditors and shall be limited to the specific provision or provisions expressly so waived.  This Agreement shall be binding upon the successors, assigns and participants of each Subordinated Creditor and the Company and shall inure to the benefit of the Collateral Agent and the Senior Creditors and their respective successors, assigns and participants, any purchaser or purchasers refunding or refinancing any of the Senior Debt and their respective successors, assigns and participants, but shall not otherwise create any rights or benefits for any third party.

24.                               Amendment and Restatement of Existing Subordination Agreement.  This Agreement amends and restates the Existing Subordination Agreement, but this Agreement does not constitute a release of the Existing Subordination Agreement or of the obligations of the Subordinated Creditors and the rights of the Senior Creditors thereunder.

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IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed as of the date first above written.

BLACKSTONE OIL & GAS, LLC, as a Subordinated Creditor

By:	/s/ Todd Alan Brooks
Name:	Todd Alan Brooks
Title:	President

/s/ Todd Alan Brooks
Todd Alan Brooks, as a Subordinated Creditor

[Signature Page to Amended and Restated Subordination Agreement—ZaZa]

OMEGA ENERGY, LLC, as a Subordinated Creditor

By:	/s/ Gaston L. Kearby
Name:	Gaston L. Kearby
Title:	Manager

/s/ Gaston L. Kearby
Gaston L. Kearby, as a Subordinated Creditor

[Signature Page to Amended and Restated Subordination Agreement—ZaZa]

LARA ENERGY, INC., as a Subordinated Creditor

By:	/s/ John E. Hearn, Jr.
Name:	John E. Hearn, Jr.
Title:	President

/s/ John E. Hearn Jr.
John E. Hearn Jr., as a Subordinated Creditor

[Signature Page to Amended and Restated Subordination Agreement—ZaZa]

MSDC ZEC INVESTMENTS, LLC, as a Senior Creditor

By:	/s/ Marcello Liguori
Name:	Marcello Liguori
Title:	Vice President

[Signature Page to Amended and Restated Subordination Agreement—ZaZa]

SENATOR SIDECAR MASTER FUND LP, as a Senior Creditor

By:	Senator Investment Group LP, its investment manager

	By:	/s/ Evan Gartenlaub
	Name:	Evan Gartenlaub
	Title:	General Counsel

[Signature Page to Amended and Restated Subordination Agreement—ZaZa]

O-CAP OFFSHORE MASTER FUND, L.P.

By:
Name:
Title:

O-CAP PARTNERS, L.P.

By:
Name:
Title:

CAPITAL VENTURES INTERNATIONAL

By:
Name:
Title:

[Signature Page to Amended and Restated Subordination Agreement—ZaZa]

TALARA MASTER FUND, LTD.

By:
Name:
Title:

BLACKWELL PARTNERS, LLC

By:
Name:
Title:

PERMAL TALARA LTD.

By:
Name:
Title:

WINMILL INVESTMENTS LLC

By:
Name:
Title:

[Signature Page to Amended and Restated Subordination Agreement—ZaZa]

U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent

By:
Name:
Title:

[Signature Page to Amended and Restated Subordination Agreement—ZaZa]

Schedule 1

Name and Notice Details

MSDC ZEC Investments, LLC

c/o MSDC Management, L.P.

645 Fifth Avenue, 21st Floor

New York, NY  10022

Attn:  Marcello Liguori

Tel: 212-303-1650

Facsimile: 212-303-1772

Email: legal@msdcapital.com

Senator Sidecar Master Fund LP

c/o Senator Investment Group LP

510 Madison Avenue, 28th Floor

New York, NY  10022

Attn: Evan Gartenlaub, Esq.

Tel: 212-376-4319

Facsimile: 855-212-4466

Email: egartenlaub@senatorlpl.com

O-CAP Offshore Master Fund, L.P.

712 5th Avenue, 26th Floor

New York, NY  10019

Attn: Lloyd Jagai

Tel: 212-554-4622

Facsimile: 646-225-5208

Email: Lloyd@o-corp.com

O-CAP Partners, L.P.

712 5th Avenue, 26th Floor

New York, NY  10019

Attn: Lloyd Jagai

Tel: 212-554-4622

Facsimile: 646-225-5208

Email: Lloyd@o-corp.com

Capital Ventures International

c/o Heights Capital Management

101 California Street, Suite 350

San Francisco, CA  94111

Attn: Martin Kobinger

Tel: 415-403-6500

Facsimile: 415-403-6501

Email: martin.kobinger@sig.com

Talara Master Fund, Ltd.

805 Third Avenue, 20th Floor

New York, NY  10022

Attn: Binish Bulsara

Tel: 646-396-6041

Facsimile: 646-396-6060

Email: bbulsara@talaracapital.com

Blackwell Partners, LLC

280 S. Mangum Street, Suite 210

Duke Box #104330
Durham, NC  27701-3675

Attn: Bart Brunk / Justin Nixon

Tel: 919-668-9962

Facsimile: 919-668-9954

Email: bbulsara@talaracapital.com

Permal Talara Ltd.

900 Third Avenue
New York, NY  10022

Attn: Jessica Gerstein

Tel: 212-418-6647

Facsimile: 212-407-2837

Email: bbulsara@talaracapital.com

Winmill Investments LLC

9 West 57th Street, 30th Floor
New York, NY  10019

Attn: Lawrence Palmero

Tel: 212-821-1600

Facsimile: 212-821-1625

Email: lpalermo@40north.com

EXHIBIT A

Copies of Subordinated Documents